Onyx Acquisition Update Conference Call February 1, 2012 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities
Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend”
and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange
Commission.
The reconciliation and adjusted EBITDA presented here represents operating income before depreciation and amortization as adjusted for pro forma incremental corporate cost savings under
Sparton ownership and elimination of inventory and accounts receivable write-downs relating to
Augustine, a customer excluded from the acquisition. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The
Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

3 • Strategic Rationale • Financial Discussion • Outlook • Schedules • Q & A Today’s Agenda Today’s Agenda

• Regional expansion into the Minneapolis medical device corridor.
• Diversifies our customer base and continues to increase the number of complex sub-assembly and full device programs within Sparton.
• Strong business development pipeline.
• Sparton’s Viet Nam facility is an viable option for some of Onyx’s customers.
• Sparton can provide full engineering design capabilities to Onyx’s customers.
• Sparton can provide design, engineering, integration, and
manufacturing capabilities of highly complex & sophisticated large devices.
Strategic Rationale
Strategic Rationale

• $43.25 million purchase price, all-cash transaction
• Working capital adjustment of $2.2 million
– Should not be included as consideration
– Elevated days of working capital at closing: days normalized by 12/31/12
• As of September 30, 2012
– $51 million of revenue at 17% gross profit (TTM as of Sept. 30, 2012)
– Add backs of $1,169k:
• $745k: Customer write-down (not part of the deal)
• $424k: Previous parent corporate charges
– Depreciation and amortization of $1,348k
– Purchase multiple of 7.3x EBITDA
• Medical device contract manufacturing businesses typically have higher multiples than traditional contract manufacturing businesses
• Sparton’s internal IRR hurdle rate for acquisitions is no less than 20%
on a 5-year discounted cash flow
Financial Discussion
Financial Discussion

• The Onyx facility has higher gross margins than Sparton’s current medical segment
• Estimated annual earnings growth:
– $500k-$1,000k in earnings from increased sales growth
– $250k-$500k in earnings from yet to be realized operational synergies
• Sales backlog at $30.5 million
(firm orders as of December 31, 2012)
• New business development funnel
– Acquired a solid funnel of near and long term opportunities
– Expect funnel enhancements based on the interest shown towards Sparton’s full offering of capabilities in recent Onyx customer visits
Outlook
Outlook

Financial Schedules
Financial Schedules
Onyx Fiscal TTM
Year Ended Ended
11/30/2011 9/30/2012
Sales 52,000       50,680
O.I. 3,711          3,376
O.I. % 7.1% 6.7%
Depr 1,149          1,348
EBITDA 4,860          4,724
Add-backs
Augustine 745             745
Corp 388             424
1,133          1,169
Adjusted EBITDA 5,993          5,893
11.5% 11.6%
Acquisition Price 43,250       43,250
Multiple 7.2              7.3

8 Q & A